FIFTH AMENDMENT OF AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT

THIS FIFTH AMENDMENT OF AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment") is entered into effective May 7, 2007, between ALAMO GROUP INC., a Delaware corporation ("Borrower"), each of the banks or other lending institutions that is a signatory to this Amendment (collectively, "Lenders"), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (in such capacity, together with its successors and permitted assigns, "Administrative Agent").

R E C I T A L S

A.          Reference is hereby made to that certain Amended and Restated Revolving Credit Agreement dated as of August 25, 2004, by and among Borrower, Lenders, and Administrative Agent (as renewed, extended, modified, and amended from time to time, the "Credit Agreement"), providing for a revolving line of credit and a letter of credit facility.

B.           In connection with the Credit Agreement, and in order to evidence Borrower's obligations thereunder, Borrower executed and delivered to Lenders (a) that certain Amended and Restated Note dated February 3, 2006, payable to the order of Bank of America, N.A. in the original principal amount of $45,000,000 (the "Original BofA Note"), (b) that certain Amended and Restated Note dated February 3, 2006, payable to the order of JPMorgan Chase Bank in the original principal amount of $45,000,000 (the "Original JP Note"), and (c) that certain Amended and Restated Note dated February 3, 2006, payable to the order of Guaranty Bank in the original principal amount of $35,000,000 (the "Original Guaranty Note" the Original BofA Note, the Original JP Note, and the Original Guaranty Note are collectively, the "Original Notes" and individually, an "Original Note").

C.           Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

D.          Borrower, Lenders, and Administrative Agent desire to modify certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Amendments to the Credit Agreement.

(a)           Paragraph C. of the Recitals of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

C.         The Company has requested that Lenders make available under this facility $125,000,000, and give the Company the option to expand the facility by $50,000,000, in two separate tranches of up to $25,000,000, up to an aggregate amount of $175,000,000, at the Company's election and pursuant to the terms of this Agreement.

(b)          Section 1 of the Credit Agreement is hereby amended to delete the definitions of "Obligated Group," "Permitted Liens," "Revolving Credit Notes," and "Termination Date" in their entirety and replace such definitions with the following:

Fifth Amendment

"Obligated Group" means the Company, Alamo Capital LLC, a Nevada limited liability company, successor by conversion to Alamo Capital Inc.; Alamo Group (IA) Inc., a Nevada corporation; Alamo Group (KS) Inc., a Kansas corporation; Alamo Group (SMC) Inc., a Nevada corporation; Alamo Group (TX) L.P., a Delaware limited partnership; Alamo Group (USA) Inc., a Delaware corporation; Alamo Group Holdings, L.L.C., a Delaware limited liability company; Alamo Sales Corp., a Delaware corporation; Herschel Adams Inc., a Nevada corporation; Alamo Group (IL) Inc., a Delaware corporation, f/k/a M&W Gear Company; Schulte (USA) Inc., a Florida corporation; Schwarze Industries, Inc., an Alabama corporation; Tiger Corporation, a Nevada corporation, Alamo Group Services Inc., a Delaware corporation, Gradall Industries, Inc., formerly known as Alamo Group (OH) Inc., a Delaware corporation, NP Real Estate Inc., an Ohio corporation, Henke Manufacturing Corporation, a Kansas corporation, Nite-Hawk Sweepers, LLC, a Washington limited liability company, VacAll Industries, Inc., a Delaware corporation, and any such other Person that the Company requests be included in the Obligated Group on the prior written approval of the Required Lenders, which approval shall not be unreasonably withheld.

"Permitted Liens" means: (i) Liens in favor of Lenders to secure the Obligation; (ii) Liens described on the Company's June 30, 2004 financial statements or in Exhibit H attached hereto; (iii) pledges or deposits made to secure payment of Worker's Compensation (or to participate in any fund in connection with Worker's Compensation), unemployment insurance, pensions or social security programs; (iv) Liens imposed by mandatory provision of law such as for materialmen's, mechanics, warehousemen's and other like Liens arising in the ordinary course of business, securing Indebtedness whose payment is not yet due; (v) Liens for taxes, assessments and governmental charges or levies imposed upon a Person or upon such Person's income or profits or property, if the same are not yet past due and payable or if the same are being contested in good faith and as to which adequate reserves have been provided; (vi) good faith deposits in connection with leases, real estate bids or contracts (other than contracts involving the borrowing of money), pledges or deposits to secure public or statutory obligations, deposits to secure (or in lieu of) surety, stay, appeal or customs bonds and deposits to secure the payment of taxes, assessments, customs duties or other similar charges; (vii) encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, provided that such do not impair the use of such property for the uses intended, and none of which is violated by existing or proposed structures or land use; (viii) Liens granted by newly-acquired Subsidiaries against their assets, so long as no other member of the Obligated Group is a co-maker or guarantor of that Indebtedness; (ix) Liens on the equipment and machinery to be located at 406 Mill Avenue SW, New Philadelphia, Ohio securing the Gradall Ohio Debt; and (x) Liens securing purchase money Indebtedness permitted pursuant to the last paragraph of Section 9.01.

"Revolving Credit Notes" means collectively, (a) the Second Amended and Restated Revolving Credit Notes dated May 7, 2007, executed by the Company, substantially in the form of Exhibit B attached hereto, one payable to each of Bank of America, N.A., JPMorgan Chase Bank, and Guaranty Bank, each in an amount equal to the Revolving Credit Commitment of such Lender, such notes are in amendment, restatement, but not extinguishment, of the Amended and Restated Revolving Credit Notes dated February 3, 2006, executed by the Company, one payable to each such Lender, which notes were in amendment, restatement, and increase, but not extinguishment, of the Revolving Credit Notes dated August 24, 2005, executed by the Company, one payable to each such Lender and (b) the Revolving Credit Note dated May 7, 2007, executed by the Company, substantially in the form of Exhibit B attached hereto, payable to Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, in an amount equal to the Revolving Credit Commitment of such Lender, all such notes as the same may be amended, supplemented, modified or restated from time to time, evidencing the obligation of the Company to repay the Revolving Credit Loan, and all renewals, modifications and extensions thereof.

Fifth Amendment

"Termination Date" means the earliest date on which any of the following events occurs: (a) May 7, 2012; (b) the date that Required Lenders terminate their commitment to lend hereunder, after the occurrence of an Event of Default; or (c) such earlier date as may be agreed upon in writing by the Company and Required Lenders.

(c)           Section 2.01(b)(i) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(i)         Upon notice to Administrative Agent (which shall promptly notify Lenders), the Company may from time to time, request an increase in the Revolving Credit Commitments of up to $50,000,000, resulting in an increased Revolving Credit Commitments of up to $175,000,000, provided that, (A) each increase in the Revolving Credit Commitments shall be in the minimum amount of $25,000,000, (B) after giving effect to the increase in the Revolving Credit Commitments, the Revolving Credit Commitments do not exceed $175,000,000, and (C) no Potential Default or Event of Default exists. At the time of sending such notice, the Company (in consultation with Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to Lenders). Each Lender shall notify Administrative Agent within such time period whether or not it agrees to increase its Commitment, and, if so, whether by an amount equal to, greater than, or less than its Pro Rata Share of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment. Administrative Agent shall notify the Company and each Lender of Lenders' responses to each request made hereunder.  To achieve the full amount of a requested increase, the Company may also invite additional eligible assignees to become Lenders. Any increase in the Revolving Credit Commitments must be effected by an amendment that is executed in accordance with Section 12.01 by the Company, Administrative Agent, and the one or more Lenders who have agreed to increase their Commitments or by new Lenders who have agreed to new Commitments in accordance with Section 12.01.

(d)           Section 2.02(a)(ii)(A) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(A)       subject to Section 2.02(b)(iii), the expiry date of such requested Letter of Credit would occur more than eighteen (18) months after the date of issuance or last extension; or

(e)           Section 2.05(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

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Fifth Amendment

(d)           Applicable Margin. As used in this Agreement and the other Loan Documents, "Applicable Margin" means, as to the Loans, a rate per annum determined for each fiscal quarter during the Company's Fiscal Year, beginning with the quarter ending September 30, 2004, by reference to the Leverage Ratio as of the end of the fiscal quarter (herein called the "date of determination"), as set forth in the most recent Compliance Certificate received by Administrative Agent pursuant to Section 8.01(d) and the type of Advance or Facility Fee, as applicable, as follows:

(i)         if, on any date of determination, the following is met:  the Leverage Ratio is equal to or less than 1.00 to 1.0, then the Applicable Margin during the fiscal quarter following the date of determination, expressed as a rate per annum, shall be 0.00% for Prime Rate Advances, 0.50% for Eurodollar Advances, and 0.125% for the Facility Fee; and if not, then

(ii)        if, on any date of determination, the following is met: the Leverage Ratio is greater than 1.00 to 1.0 and less than or equal to 1.50 to 1.0, then the Applicable Margin during the fiscal quarter following the date of determination, expressed as a rate per annum, shall be 0.00% for Prime Rate Advances, 0.75% for Eurodollar Advances, and 0.125% for the Facility Fee; and if not, then.

(iii)       if, on any date of determination, the following is met: the Leverage Ratio is greater than 1.50 to 1.0 and less than or equal to 2.00 to 1.0, then the Applicable Margin during the fiscal quarter following the date of determination, expressed as a rate per annum, shall be 0.00% for Prime Rate Advances, 0.875% for Eurodollar Advances, and 0.125% for the Facility Fee; and if not, then

(iv)       if, on any date of determination, the following is met: the Leverage Ratio is greater than 2.00  to 1.0 and less than or equal to 2.50 to 1.0, then the Applicable Margin during the fiscal quarter following the date of determination, expressed as a rate per annum, shall be 0.125% for Prime Rate Advances, 1.00% for Eurodollar Advances, and 0.25% for the Facility Fee; and if not, then

(v)        if, on any date of determination, the following is met: the Leverage Ratio is greater than 2.50 to 1.0 and less than or equal to 3.00 to 1.0, then, the Applicable Margin during the fiscal quarter following the date of determination, expressed as a rate per annum, shall be 0.25% for Prime Rate Advances, 1.25% for Eurodollar Advances, and 0.25% for the Facility Fee; and if not, then

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Fifth Amendment

(vi)       if, on any date of determination, the following is met: the Leverage Ratio is greater than 3.00  to 1.0 and less than or equal to 3.75 to 1.0, then, the Applicable Margin during the fiscal quarter following the date of determination, expressed as a rate per annum, shall be 0.375% for Prime Rate Advances, 1.50% for Eurodollar Advances, and 0.25% for the Facility Fee; and if not, then

(vii)      if, on any date of determination, the following is met: the Leverage Ratio is greater than 3.75  to 1.0, then, the Applicable Margin during the fiscal quarter following the date of determination, expressed as a rate per annum, shall be 0.50% for Prime Rate Advances, 1.875% for Eurodollar Advances, and 0.375% for the Facility Fee.

For Eurodollar Advances, the Applicable Margin for a Loan Year applies both to (i) Advances made during the current Loan Year and (ii) Advances outstanding during the current Loan Year that were made during a prior Loan Year.

If the interest rate changes hereunder because of a change in the Applicable Margin, interest shall accrue at the changed rate beginning the first day of the month  after the earlier of the date on which the Company provides, or by which it was required to provide, pursuant to Section 8.01(d) of this Agreement, the financial information necessary to determine the Applicable Margin.  The Applicable Margin in effect from May 7, 2007 through the delivery of the Compliance Certificate for the period ending June 30, 2007 shall be determined based upon Pricing Level 5 as set forth in clause (v) above.

(f)            Section 4.04(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(a)        Optional Prepayments.  The Company may prepay the principal of any Note then outstanding, in whole or in part, at any time or from time to time, on the same Business Day's notice for Prime Rate Advances and three (3) Business Days' notice for Eurodollar Advances, each such notice to be received by Administrative Agent not later than 10:00 a.m. on such Business Day; provided, however, that (i) each prepayment of less than the full outstanding principal balance of any Note shall be in an amount equal to $25,000 or an integral multiple thereof, (ii) if Company prepays the principal of any Eurodollar Advance on any date other than the last day of the Interest Period applicable thereto, Company shall make the payments required by Section 5.01(e).

(g)           Section 8.14 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.14.       Intentionally Deleted.

(h)           Section 8.15 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.15.       Intentionally Deleted.

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Fifth Amendment

(i)            Section 8.16 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.16.    Leverage Ratio.  The Company, as of any date during the term hereof, shall maintain a ratio of Consolidated Funded Debt to Operating Cash Flow not exceeding 3.75 to 1.00; Notwithstanding the foregoing, the Leverage Ratio may be as high as 4.00 to 1.0, as of the last day of not more than six (6) consecutive fiscal quarters (such period beginning with the last day of the fiscal quarter in which the Leverage Ratio is greater than 3.75 to 1.00 but not greater than 4.00 to 1.0 and ending on the earlier of (x) the last day of the fiscal quarter in which the Leverage Ratio is less than or equal to 3.75 to 1.0 or (y) the last day of such six (6) consecutive fiscal quarters, being an "Increased Leverage Period"), in each case so long as the following conditions precedent are satisfied:

(a)        such Increased Leverage Period is due to the effects of a Permitted Acquisition; and

(b)        the Company must demonstrate a Leverage Ratio of not more than 3.75 to 1.00 for the two (2) fiscal quarters immediately following the end of the Increased Leverage Period.

(j)            Section 8.18 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.18     Minimum Asset Coverage Ratio.  The Company shall maintain, as of any date during the term hereof, a minimum Asset Coverage Ratio of 1.50 to 1.00.

(k)          Section 9.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

 9.01     Limitation on Indebtedness.  Except as noted in the second paragraph of this Section 9.01, no member of the Obligated Group will incur, create, contract, waive, assume, have outstanding, guarantee or otherwise be or become liable, directly or indirectly, or both, in respect of, any Indebtedness, except (i) Indebtedness arising out of this Loan Agreement, (including the Guaranties of the Guarantors as listed on Exhibit N) (ii) Indebtedness secured by the Permitted Liens, (iii) current liabilities for taxes and assessments incurred in the ordinary course of business, (iv) current amounts payable or accrued of other claims (other than for borrowed funds or purchase money obligations) incurred in the ordinary course of business, provided that all such liabilities, accounts and claims shall be promptly paid and discharged when due or in conformity with trade terms, (v) Indebtedness of the Obligated Group as reflected in the audited consolidated financial statement of the Company and its Consolidated Subsidiaries as of June 30, 2004, (iv) the Indebtedness disclosed to Lenders as indicated on the attached Exhibit M, and any refinancings, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder, (v) Indebtedness of Gradall Industries, Inc. payable to the Director of Development of the State of Ohio, in a maximum amount not to exceed $2,000,000, for the purchase of equipment to be located at 406 Mill Avenue SW, New Philadelphia, Ohio, provided that such Indebtedness is on terms and conditions acceptable to Agent and Lenders (the "Gradall Ohio Debt"), (vi) the guaranty by the Company of the Gradall Ohio Debt, in a maximum amount of $2,000,000, and (vii) Indebtedness in respect of any Financial Hedge.

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Fifth Amendment

Notwithstanding the foregoing and, specifically, the parenthetical exclusion contained in subparagraph (iv) above, the Obligated Group, as a whole, or any member or combination of members of the Obligated Group, may incur during the term of this Commitment, new Indebtedness For Borrowed Money (including, without limitation, purchase money Indebtedness) (the "New Indebtedness") not exceeding $10,000,000, in the aggregate.  The foregoing $10,000,000 aggregate limitation on New Indebtedness during the term of this Loan Agreement shall apply to the entire Obligated Group and shall be calculated based on the aggregate dollar value of New Indebtedness incurred by all members of the Obligated Group, but shall exclude New Indebtedness that is assumed or guaranteed by an Obligated Group member (together with all renewals and extensions thereof), so long as the aggregate of such assumed or guaranteed New Indebtedness for all Obligated Group members does not exceed $10,000,000 outstanding at any point in time.  Provided however that, should the New Indebtedness exceed $5,000,000 in the aggregate at any time and have a stated maturity of more than five (5) years from the date of the incurrence of such New Indebtedness, the Company agrees that the Company shall negotiate in good faith with Agent and Lenders to amend this Agreement to provide for a fixed charge coverage ratio acceptable to Agent and Lenders.  The foregoing restrictions on the incurrence of New Indebtedness shall not prohibit any Subsidiary that is not a member of the Obligated Group from incurring New Indebtedness, so long as no member of the Obligated Group is a co-maker, surety or guarantor of that New Indebtedness (except for the $5,000,000 allowance) permitted above.

(l)            Section 9.12 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

9.12.    Limitation on Capital Expenditures.  Except for Capital Expenditures for assets acquired pursuant to a Permitted Acquisition, the Obligated Group will not  incur, make, create, contract,  assume, have outstanding, guarantee or otherwise be or become liable, directly or indirectly, for, in the aggregate, any Capital Expenditure exceeding $17,500,000 in any fiscal year.

(m)       The Credit Agreement is hereby amended to add the following new Section 12.25:

12.25   No Advisory or Fiduciary Responsibility.   In connection with all aspects of each transaction contemplated hereby, the Company acknowledges and agrees, and acknowledges its Affiliates' understanding, that: (i) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm's-length commercial transaction between the Company and its Affiliates, on the one hand, and Administrative Agent on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, Administrative Agent is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for Borrower or any of its Affiliates, stockholders, creditors or employees or any other Person; (iii) Administrative Agent has not assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether Administrative Agent has advised or is currently advising the Company or any of its Affiliates on other matters) and the Administrative Agent has no obligation to the Company rower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) Administrative Agent and its Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and its Affiliates, and the Administrative Agent has no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) Administrative Agent has not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate.  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Administrative Agent with respect to any breach or alleged breach of agency or fiduciary duty.

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Fifth Amendment

(n)        Exhibit J (and attached Schedule A thereto) are hereby deleted in their entirety and replaced with Exhibit J (and attached Schedule A) attached hereto.

(o)        Exhibit R to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit R attached hereto.

2.         Notes.  Borrower shall execute (a) a Second Amended and Restated Note dated May 7, 2007, payable to the order of Bank of America, N.A. in the original principal amount of $40,000,000 (the "BofA Note"), (b) a Second Amended and Restated Note dated May 7, 2007, payable to the order of JPMorgan Chase Bank in the original principal amount of $40,000,000 (the "JP Note"), and (c) a Second Amended and Restated Note dated May 7, 2007, payable to the order of Guaranty Bank in the original principal amount of $25,000,000 (the "Guaranty Note" the BofA Note, the JP Note, and the Guaranty Note are collectively, the "Amended and Restated Notes" and individually, an "Amended and Restated Note") which Amended and Restated Notes are in amendment and restatement, and not extinguishment, of the Original Notes, and (d) a Note dated May 7, 2007, payable to the order of Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch in the original principal amount of $20,000,000 (the "Rabobank Note").

3.         Amendment of Credit Agreement and Other Loan Documents.

(a)        All references in the Loan Documents to the Credit Agreement shall include references to the Credit Agreement as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

(b)        All references in the Loan Documents to any Original Note shall include references to the Amended and Restated Notes as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

(c)        Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

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Fifth Amendment

4.         Ratifications. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent for the benefit of Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens (if any)) including, without limitation, the Amended and Restated Notes and the Rabobank Note, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent and Lenders may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens (if any).

5.         Representations.  Borrower represents and warrants to Administrative Agent and Lenders that as of the date of this Amendment: (a) each of the items and documents listed on Exhibit A (the "Amendment Documents") have been duly authorized, executed, and delivered by Borrower and each Guarantor, as applicable; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance of the Amendment Documents by Borrower and each Guarantor; (c) the Loan Documents, as amended by the Amendment Documents, are valid and binding upon Borrower and each Guarantor and are enforceable against Borrower and each Guarantor in accordance with their respective terms, except as limited by debtor relief laws and general principles of equity; (d) the execution, delivery, and performance by Borrower and each Guarantor of the Amendment Documents does not require the consent of any other Person and do not and will not constitute a violation of any governmental requirement, order of any Governmental Authority, or material agreements to which Borrower or any Guarantor is a party or by which Borrower or any Guarantor is bound; (e) all representations and warranties in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) after giving effect to the Amendment Documents, no Potential Default or Event of Default exists.

6.         Conditions.  This Amendment shall not be effective unless and until:

(a)        the Administrative Agent shall have received each of the Amendment Documents, each acceptable to Administrative Agent in its sole discretion;

(b)        the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement;

(c)        the Administrative Agent shall have received (a) an upfront fee in the amount of $62,500, to be shared among the Lenders based on their Pro Rata Share, and (b) each other fee referenced in that certain Fee Letter dated March 30, 2007, by and between Borrower and Administrative Agent; and

(d)        after giving effect to this Amendment, no Potential Default or Event of Default exist.

7.         Continued Effect.  Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

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Fifth Amendment

8.         Miscellaneous.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be construed -- and its performance enforced -- under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

9.         Parties.  This Amendment binds and inures to Borrower, Administrative Agent, and each Lender and their respective successors and permitted assigns.

10.       ENTIRETIES.  THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank;
Signature Pages to Follow.]

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Fifth Amendment

SIGNATURE PAGE TO FIFTH AMENDMENT OF
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT BETWEEN
ALAMO GROUP INC.,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
AND THE LENDERS DEFINED THEREIN

EXECUTED as of the day and year first mentioned.

ALAMO GROUP INC.,
a Delaware corporation

By:
             Robert H. George
             Vice President

Signature Page to Fifth Amendment

SIGNATURE PAGE TO FIFTH AMENDMENT OF
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT BETWEEN
ALAMO GROUP INC.,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
AND THE LENDERS DEFINED THEREIN

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
             Suzanne Paul, Vice President

Signature Page to Fifth Amendment

SIGNATURE PAGE TO FIFTH AMENDMENT OF
REVOLVING CREDIT AGREEMENT BETWEEN
ALAMO GROUP INC.,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
AND THE LENDERS DEFINED THEREIN

BANK OF AMERICA, N.A.,
as a Lender

By:
             Susan Jarboe, Vice President

Signature Page to Fifth Amendment

SIGNATURE PAGE TO FIFTH AMENDMENT OF
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT BETWEEN
ALAMO GROUP INC.,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
AND THE LENDERS DEFINED THEREIN

JP MORGAN CHASE BANK, as a Lender

By:
            Jennifer Stewart, Vice President

Signature Page to Fifth Amendment

SIGNATURE PAGE TO FIFTH AMENDMENT OF
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT BETWEEN
ALAMO GROUP INC.,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
AND THE LENDERS DEFINED THEREIN

GUARANTY BANK, as a Lender

By:
             Mike McConnell, Senior Vice President

Signature Page to Fifth Amendment

SIGNATURE PAGE TO FIFTH AMENDMENT OF
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT BETWEEN
ALAMO GROUP INC.,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
AND THE LENDERS DEFINED THEREIN

Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A.,
"Rabobank Nederland", New York Branch, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Fifth Amendment

SIGNATURE PAGE TO FIFTH AMENDMENT OF
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT BETWEEN
ALAMO GROUP INC.,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
AND THE LENDERS DEFINED THEREIN

To induce the Administrative Agent and Lenders to enter into this Amendment, each of the undersigned (a) consent and agree to this Amendment's execution and delivery, (b) ratify and confirm that all guaranties, assurances, and Liens (if any) granted, conveyed, or assigned to Administrative Agent on behalf of Lenders under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligation (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens (if any), and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Administrative Agent, Lenders, and their respective successors and permitted assigns.

Signature Page to Fifth Amendment

ALAMO CAPITAL LLC, successor in interest by conversion to Alamo Capital, Inc.,	ALAMO GROUP (TX) L.P.,
a Nevada limited liability company	a Delaware limited partnership

By:	By: Alamo Group Holdings, LLC,
Robert H. George	a Delaware limited liability company,
Vice President - Administration	its General Partner

ALAMO GROUP (IA) INC.,	By:
a Nevada corporation	Robert H. George
Vice President - Administration
By:
Robert H. George	ALAMO GROUP (USA) INC.,
Vice President - Administration	a Delaware corporation

ALAMO GROUP (KS) INC.,	By:
a Kansas corporation	Robert H. George
Vice President - Administration
By:
Robert H. George	ALAMO GROUP HOLDINGS, L.L.C.,
Vice President - Administration	a Delaware limited liability company

ALAMO GROUP (SMC) INC.,	By:
a Nevada corporation	Robert H. George
Vice President - Administration
By:
Robert H. George
Vice President - Administration

Signature Page to Fifth Amendment

ALAMO SALES CORP.,	HERSCHEL‑ADAMS INC.,
a Delaware corporation	a Nevada corporation

By:	By:
Robert H. George	Robert H. George
Vice President - Administration	Vice President - Administration

ALAMO GROUP (IL) INC.,	SCHULTE (USA) INC.,
f/k/a M&W Gear Company, a Delaware corporation	a Florida corporation

By:	By:
Robert H. George	Robert H. George
Vice President ‑ Administration	Vice President - Administration

SCHWARZE INDUSTRIES, INC.,	TIGER CORPORATION,
an Alabama corporation	a Nevada corporation

By:	By:
Robert H. George	Robert H. George
Vice President - Administration	Vice President ‑ Administration

ALAMO GROUP SERVICES, INC.,	GRADALL INDUSTRIES, INC.,
a Delaware corporation	formerly known as Alamo Group (OH) Inc., a Delaware corporation

By:	By:
Robert H. George	Name:
Vice President - Administration	Title:

VACALL INDUSTRIES, INC., f/k/a Alamo Group (AL) Inc., a Delaware corporation	NP REAL ESTATE Inc., an Ohio corporation

By:	By:
Name:	Name:
Title:	Title:

NIGHT-HAWK SWEEPERS, LLC, a Washington limited liability company	HENKE MANUFACTURING CORPORATION, a Kansas corporation

By:	By:
Name:	Name:
Title:	Title:

Signature Page to Fifth Amendment

EXHIBIT A

AMENDMENT DOCUMENTS

  Amendment;

  BofA Note;

  JP Note;

  Guaranty Note;

  Rabobank Note;

   Joinder Certificate executed by Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch;

  Officer's Certificate of Borrower certifying as to (a) the constituent documents of Borrower, (b) the incumbency of the officer's of Borrower authorized to execute the Amendment Documents, and (c) resolutions of the Board of Directors of Borrower authorizing the Amendment Documents;

  Officer's Certificates for VacAll Industries, Inc., Nite-Hawk Sweepers, LLC, Henke Manufacturing Corporation, and Alamo Capital, LLC, each certifying as to (a) the constituent documents of such Person, (b) the incumbency of the officer's of such Person authorized to execute the Amendment Documents, and (c) resolutions of the Board of Directors (or equivalent governing body) of such Person authorizing the Amendment Documents;

  Guaranty Agreements executed by each of VacAll Industries, Inc., Nite-Hawk Sweepers, LLC, Henke Manufacturing Corporation, and Alamo Capital, LLC.

  a Certificate of Existence and Good Standing for Borrower, VacAll Industries, Inc., Nite-Hawk Sweepers, LLC, Henke Manufacturing Corporation, and Alamo Capital, LLC, each issued by the Secretary of State of the State of formation of each such Person, as of a date that is not more than thirty (30) days prior to the date of this Amendment;

  Such other items and documents as Administrative Agent and Lenders shall reasonably request

EXHIBIT A

EXHIBIT J

COMPLIANCE CERTIFICATE

Date:

Bank of America, N.A.
300 Convent Street
Post Office Box 300
San Antonio, Texas  78291

Attn: Susan Jarboe, Vice President

This Certificate is delivered to you pursuant to that certain Amended and Restated Revolving Credit Agreement (the "Loan Agreement"), dated August 25, 2004, by and between Bank of America, as Administrative Agent for the Lenders, the Lenders and Alamo Group Inc. (the "Company") and the subsidiaries of the Company named therein as members of the "Obligated Group."  All capitalized terms not otherwise defined shall have the meaning assigned to them in the Loan Agreement.

As of the date of this Certificate, the Company certifies to Lenders the following:

I.      COMPLIANCE:

A.    The representations and warranties stated in Article 6 of the Loan Agreement continue to be true, except:

[List any exceptions]

B.    The Company has performed and fulfilled all of its obligations stated in Article 8 of the Loan Agreement, except:

[List any exceptions]

C.    The Company and each other member of the Obligated Group has kept, observed, performed and fulfilled each and every covenant and condition stated in Article 9 of the Loan Agreement, except:

[List any exceptions]

D.    There are no Events of Default or Potential Default in existence as such term is defined in Article 10 of the Loan Agreement, except:

[List any exceptions]

E.     Neither the Company nor any Obligated Group member is involved in any material litigation, except:

[List any exceptions]

F.     The accompanying balance sheet and operating statement and supporting financial data have been prepared in accordance with GAAP and are true and correct, subject to normal year end audit and adjustments.

G.    The Company's computations of the following financial covenants of the Company contained in the Loan Agreement and as calculated on the attached Schedule A are as follows, and are correct:

EXHIBIT J

(a)           Maximum Leverage Ratio
               (Section 8.16 - maximum of
                3.75 to 1.0 except as set forth therein                                                                    to

(b)           Minimum Asset Coverage Ratio
               (Section 8.18 - minimum of 1.50 to 1.00):                                                               to

                (c)           Maximum Capital Stock Repurchases
                                (Section 9.04 - maximum of $20,000,000
                                aggregate during the term of the Loan Agreement )                      $

                (d)           Maximum Capital Expenditures
                                (Section 9.12 - maximum of $17,500,000
                                aggregate during any fiscal year )                                                     $

Very truly yours,

ALAMO GROUP INC.

By:

Printed Name:

Title:

1

EXHIBIT J

SCHEDULE A TO COMPLIANCE CERTIFICATE

(for the period ending ___________________________)

Covenant	At End of Subject Period
1. Leverage Ratio (Section 8.16)
(a) Indebtedness for Borrowed Money	$
(b) Capital leases	$
(c) Guaranties of Indebtedness for Borrowed Money and capital leases	$
(d) Consolidated Funded Debt - Line 3(a), plus Line 3(b), plus Line 3(c)		$
(e) Operating Cash Flow (from Schedule B)		$
(f) Leverage Ratio - ratio of Line 3(d) to Line 3(e)		______ to _____
(g) Maximum Ratio		3.75 to 1.00
2. Asset Coverage Ratio (Section 8.18)
(a) Cash Equivalent Investments	$
(b) Accounts Receivable	$
(c) Inventory	$
(d) Net PP&E	$
(e) Line 4(a), plus Line 4(b), plus Line 4(c), plus Line 4(d)		$
(f) Indebtedness for Borrowed Money	$
(g) Capital leases	$
(h) Guaranties of Indebtedness for Borrowed Money and capital leases	$
(i) Consolidated Funded Debt - Line 4(f), plus Line 4(g), plus Line 4(h)		$
(j) Asset Coverage Ratio - ratio of Line 4(e) to Line 4(i)		______ to _____
(k) Minimum Ratio		(a) 1.50 to 1.0
3. Maximum Capital Expenditures (Section 9.12)
(a) Actual		$
(b) Maximum Amount		$17,500,000
4. Maximum Capital Stock Repurchases (Section 9.04)
(a) Actual		$
(b) Maximum Amount		$20,000,000

2

EXHIBIT J

EXHIBIT R

Revolving Credit Commitments

Lender	Commitment
Bank of America, N.A.	$40,000,000
JPMorgan Chase Bank, N.A.	$40,000,000
Guaranty Bank	$25,000,000
Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch	$20,000,000
Total	$125,000,000

EXHIBIT R